                                                                     Exhibit 4.1
             NUMBER        [LOGO OF NOMOS CORPORATION]        SHARES

NMOS

COMMON STOCK                     NOMOS CORPORATION                     COMMON STOCK
            Incorporated under the laws of the State of Delaware    CUSIP 65535P 10 1

PAR VALUE $.0001                                                       SEE REVERSE
                                                                  FOR CERTAIN DEFINITIONS
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This certifies that




is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR
                                    VALUE, OF

--------------------------------NOMOS CORPORATION-------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                           [SEAL OF NOMOS CORPORATION]

        /s/ DAVID J. HAFFNER                       /s/ JOHN W. MANZETTI

             Secretary                     President and Chief Executive Officer



                                                Countersigned and Registered:

                                                By: Mellon Investor Services LLC

                                                    Transfer Agent and Registrar



                                NOMOS CORPORATION

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Sectretary of the Corporation.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM       - as tenants in commons                UNIF GIFT MIN ACT  -  ...............Custodian...............
                                                                                (Cust)                 (Minor)
TEN ENT       - as tenants by the entireties                                         under Uniform Gifts to Minors

JT TEN        - as joint tenants with right                                          Act ..............................
                of survivorship and not as                                                       (State)
                tenants in common

                          Additional abbeviations my also be used though not in the above list

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------
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                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
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________________________________________________________________________________________________________________ Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and apoint ___________________

-----------------------------------------------------------------------------------------------------------------------

Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated __________________________________                                  _____________________________________________
                                                                                               Signature



                                                                          __________________________________________THE
                                                                          SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND
                                                                          WITH THE NAME AS WRITTEN UPON THE FACE OF
                                                                          THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                                                          ALTERATION OR ENLRAGEMENT OR ANY CHANGE
                                                                          WHATEVER.

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